Putnam
Voyager
Fund

SEMIANNUAL REPORT
January 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Putnam Voyager Fund has delivered strong long-term returns, as evidenced by rankings of capital appreciation funds tracked by Lipper Analytical Services. For the 10 years ended January 31, 1998, the fund's class A shares ranked in the top 9% of Lipper's capital appreciation funds category, or 5 out of 55 funds.*

* "We see 1998 as a transition year for growth investors as the market begins to focus on small and midsize stocks that offer significantly higher growth rates than those of large-cap stocks while trading at historically low valuations."

                           -- Roland W. Gillis, manager, Putnam Voyager Fund

CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

23 Financial statements

*Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A shares ranked 13 out of 82 funds (top 16%) for 5-year performance and 89 out of 235 funds (top 38%) for 1-year performance as of 1/31/98. Performance and rankings of other share classes will differ. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

As Putnam Voyager Fund began its new fiscal year last July, both domestic and international equity markets were still strong overall but somewhat inverted with old-line conservative stocks outpacing young upstarts. This turnabout had occurred as investors grew increasingly cautious about the durability of the aging global bull market. The inversion became even further exaggerated when last fall's Asian currency crisis sent the world's stock markets reeling. Defensive actions taken earlier by your fund's management team in response to the weakness in technology mitigated the negative effects of the late-year market disruptions on fund results.

I am pleased to report the addition of Michael E. Nance and Michael P. Stack to the fund's management team. After several years in the consumer-products industry, Mike Nance joined Putnam in 1994 as an analyst in the Global Equity Research Group. He has four years of investment management experience. Mike Stack was with Independence Investment Associates and National Life Investment Management before joining Putnam in 1997. He has 12 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
March 18, 1998



Report from the Fund Managers
Roland W. Gillis
Charles H. Swanberg
Robert R. Beck
Michael E. Nance
Michael Stack

The final months of 1997 and the start of 1998 showcased a topsy-turvy atmosphere for the U.S. stock market as investors sorted out the implications of the Asian financial crisis. Within this difficult environment, Putnam Voyager Fund -- an all-weather growth fund that targets large, small, and midsize stocks -- performed relatively well. For the six months ended January 31, 1998, the fund's class A shares provided a total return of 3.98% at NAV (- 2.01% at public offering price) against the 3.56% return of the Standard & Poor's 500(registered trademark) Index, an index primarily made up of large-company stocks. For complete performance information, see pages 9 and 10.

During the period, we attempted to mitigate some of the volatility affecting one of the fund's primary stock sectors, technology. Additionally, we took advantage of a strong year for mergers and acquisitions. As always, we sought companies with strong earnings growth prospects that were well positioned in attractive growth industries.

* SWITCHING GEARS IN TECHNOLOGY AREA

One of the first changes to become apparent as a result of the Asian situation was lower prices for commodity semiconductors such as DRAMs (dynamic random access memories). Lower or devalued currencies in Taiwan, South Korea, and Japan, the leading producers of these basic digital components, seemed likely to spike export growth in this area of information technology. For instance, our decision to reduce the fund's positions in companies such as Applied Materials proved quite beneficial, as their price declined toward the close of the period.

We did not abandon the semiconductor industry, however. Instead, we targeted analog products. This group uses higher-priced components than the digital group and has less competition from Asian companies. We bought stocks of several analog companies at attractive prices, including Maxim Integrated Products, Linear Technology, and Analog Devices. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* TARGETING COMPANIES ADDRESSING YEAR 2000 PROBLEM

As the end of the century approaches, companies around the world have been forced to deal with the now well-publicized Year 2000 problem. They are struggling to prevent the loss of essential data within computer systems that are not programmed to recognize 00 as the year 2000, mistaking it for the year 1900 instead. However, companies have to consider that the lengthy time needed to install entirely new systems to deal with the problem is running out. Therefore, many companies are now seeking firms that will help them test and fix their current systems. Thus, we began to de-emphasize companies in the portfolio that provide new systems, focusing instead on those whose solutions are designed to modify existing systems.

For example, we believe the valuations of companies such as PeopleSoft are stretched and that this type of firm will begin to lose earnings momentum. On the other hand, we see great potential in other Year 2000-related companies such as EMC Corp. EMC produces and supports systems for storing data in computers and was recently named one of 1997's fastest-growing U.S. technology companies by the major accounting firm Deloitte & Touche. EMC benefits from testing for the Year 2000 problem because extra data storage and mainframe capacity are needed to do testing procedures.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail                                 11.7%

Computer software                       9.0%

Pharmaceuticals and Biotechnology       6.2%

Business services                       6.4%

Finance                                 5.0%

Footnote reads:
*Based on net assets as of 1/31/98. Holdings will vary over time.

Mainframe software company Computer Associates International also has taken advantage of this trend. In addition, the company has enjoyed strong sales growth for its new product, Unicenter. Finally, Compuware derives a direct benefit from the Year 2000 problem in that it not only produces the actual mainframe testing tools but provides testing services as well.

* DEFENSIVE HOLDINGS DELIVER STRONG RETURNS

Over the past six months, we focused on stocks we believed could grow their earnings despite the changing market. One defensive area represented in the fund is specialty retailing. Stellar performers included Costco Companies, a chain of wholesale membership warehouses, and Kohls Corporation, which operates specialty department stores in the Midwest. Other holdings include Williams-Sonoma, which enjoyed strong catalog sales, and CompUSA, the beneficiary of surging sales in the under-$1,000 personal computer market.

With low interest rates, extensive consolidation in the banking industry, and solid demand for financial services, banking and financial services companies were strong performers. For example, in 1997, American Express dramatically increased its share of the U.S. credit-card market, reversing a decade-long slide. In addition, the company has become more streamlined, getting out of several businesses in order to focus on credit cards, travel, and financial services. As a result, American Express stock has outperformed the market.

* CABLE, BROADCASTING, MEDIA OFFER RENEWED VALUE

Although it was passed in 1996, legislation that loosened restrictions on broadcasters continued to spawn a good deal of merger and acquisition activity in this sector throughout 1997. Passage of the Telecommunications Act of 1996 allowed for ownership of multiple radio and television stations, which boosted the value of many broadcasting companies poised for expansion.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Computer Associates Intl., Inc.
Computer software

Cendant Corp.
Business services

Costco Companies, Inc.
Retail

CBS Corp.
Broadcasting

Tele-Communications, Inc. Class A
Cable television

American Express Co.
Finance

Federal Home Loan Mortgage Corp.
Finance

Tele-Communications TCI Ventures Group Class A
Financial services

Federal National Mortgage Association
Finance

Compuware Corp.
Computer software

Footnote reads:
These holdings represent 16.5% of the fund's net assets as of 1/31/98. Portfolio holdings will vary over time.

One beneficiary in the fund's portfolio is Chancellor Media Corporation, which was formed in September with the merger of Chancellor Broadcasting and Evergreen Media Corporation, both of which were already in your fund's portfolio. The new company owns and operates 99 radio stations in 21 of the nation's largest markets. Clear Channel Communications also acquired billboard company Universal Outdoor, which represents a growing segment in the media area.

Another outstanding performer was CBS Corporation, formerly Westinghouse Electric. Now a pure broadcasting business, the company is better positioned to benefit from this rapidly growing sector. CBS has already profited from numerous radio acquisitions and continues to make improvements in other areas such as television programming and the launching of new cable networks.

We also began to acquire cable television stocks. For example, because we bought the stock of Tele-Communications some time ago, the fund profited from the split of Tele-Communications and TCI Ventures. In general, we have observed a resurgence in demand for cable-related products as well as new areas of growth including the joining of cable, the Internet, and telecommunications within households.

* PORTFOLIO POSITIONED FOR AN FOR UNCERTAIN 1998

As market volatility escalated in the fourth quarter of 1997, investors sought high-quality dollar-denominated assets. This development sparked a rally in U.S. Treasury bonds, but it also helped large-capitalization stocks that the market perceived to have dependable earnings growth potential. Hence, the Dow Jones Industrial Average returned a record third straight year of gains greater then 20%. Therefore, we believe the risk is higher that earnings disappointments in these large-cap stocks will be reported on a regular basis. With this in mind, we believe the portfolio will benefit from our emphasis on small and midsize stocks possessing higher growth rates and more reasonable valuations than their larger brethren.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/98, there is no guarantee the fund will continue to hold these securities in the future. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Voyager Fund is designed for investors seeking aggressive capital appreciation through common stocks.

TOTAL RETURN FOR PERIODS ENDED 1/31/98

                               Class A          Class B         Class M
(inception date)               (4/1/69)        (4/27/92)       (12/1/94)
                             NAV      POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                    3.98%   -2.01%   3.63%  -1.21%   3.72%    0.07%
------------------------------------------------------------------------------
1 year                      20.41   13.47   19.53   14.53   19.80    15.63
------------------------------------------------------------------------------
5 years                    136.59  123.01  127.83  125.83  130.70   122.65
Annual average              18.80   17.40   17.90   17.69   18.20    17.36
------------------------------------------------------------------------------
10 years                   468.25  435.57  423.32  423.32     438   419.16
Annual average              18.97   18.27   18.00   18.00   18.33    17.90
------------------------------------------------------------------------------
Annual average
(Life of fund)              14.05   13.81   12.97   12.97   13.27    13.13
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/98

                                            Standard
                                            & Poor's     Consumer
                                           500 Index   Price Index
------------------------------------------------------------------------------
6 months                                     3.56%        0.69%
------------------------------------------------------------------------------
1 year                                      26.91         1.57
------------------------------------------------------------------------------
5 years                                     152.3        13.32
Annual average                              20.34         2.53
------------------------------------------------------------------------------
10 years                                   410.03        39.67
Annual average                              17.69         3.40
------------------------------------------------------------------------------
Annual average
(Life of fund)                              12.34         5.33
------------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 1/31/98

                             Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)          1               1                1
------------------------------------------------------------------------------
Income                         --              --               --
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                   $1.111           $1.111          $1.111
------------------------------------------------------------------------------
Short-term                   0.096            0.096           0.096
------------------------------------------------------------------------------
  Total                     $1.207           $1.207          $1.207
------------------------------------------------------------------------------
Share value:                 NAV     POP       NAV       NAV      POP
------------------------------------------------------------------------------
7/31/97                   $19.49  $20.68    $18.57    $19.22   $19.92
------------------------------------------------------------------------------
1/31/98                    19.01   20.17     17.99     18.68    19.36
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)

                           Class A         Class B         Class M
(inception date)          (4/1/69)        (4/27/92)       (12/1/94)
                        NAV     POP      NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months              13.13%   6.60%   12.72%   7.72%  12.86%   8.92%
------------------------------------------------------------------------------
1 year                25.98   18.76    25.07   20.07   25.39   20.99
------------------------------------------------------------------------------
5 years              136.86  123.28   128.25  126.25  131.13  123.04
Annual average        18.82   17.43    17.95   17.74   18.24   17.40
------------------------------------------------------------------------------
10 years             471.63  438.76   426.32  426.32  441.04  422.10
Annual average        19.05   18.34    18.07   18.07   18.39   17.97
------------------------------------------------------------------------------
Annual average
(Life of fund)        14.10   13.87    13.03   13.03   13.33   13.19
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
January 31, 1998 (Unaudited)


COMMON STOCKS (96.4%) *
NUMBER OF SHARES                                                                                       VALUE

Advertising (1.4%)
------------------------------------------------------------------------------------------------------------
        807,221  Lamar Advertising Co. +                                                      $   33,146,530
      2,172,410  Omnicom Group, Inc.                                                              88,118,381
      3,876,846  Outdoor Systems, Inc. +                                                          93,044,304
        465,645  TMP Worldwide Inc. +                                                             10,768,041
        767,675  Universal Outdoor Holdings, Inc. +                                               38,863,547
                                                                                             ---------------
                                                                                                 263,940,803

Aerospace and Defense (0.4%)
------------------------------------------------------------------------------------------------------------
        250,000  Lockheed Martin Corp.                                                            26,015,625
        428,400  Northrop Grumman Corp.                                                           52,532,550
                                                                                             ---------------
                                                                                                  78,548,175

Apparel (0.3%)
------------------------------------------------------------------------------------------------------------
        389,836  Gucci Group N.V. (Netherlands)                                                   15,520,346
      1,175,133  Stage Stores, Inc. +                                                             45,573,127
        182,402  The Men's Wearhouse, Inc. +                                                       6,543,672
                                                                                             ---------------
                                                                                                  67,637,145

Automotive (0.5%)
------------------------------------------------------------------------------------------------------------
        359,495  Avis Rent A Car, Inc.                                                            12,874,415
        225,411  Budget Group, Inc. (Japan) +                                                      7,875,297
      1,821,000  Snap-On Inc.                                                                     71,360,438
                                                                                             ---------------
                                                                                                  92,110,150

Banks (4.1%)
------------------------------------------------------------------------------------------------------------
      3,108,600  Banc One Corp.                                                                  173,693,025
      2,400,000  BankAmerica Corp.                                                               170,550,000
      1,344,000  Fifth Third Bancorp                                                             102,480,000
      1,026,300  First Chicago NBD Corp.                                                          76,587,638
        457,000  Firstar Corp.                                                                    17,737,313
        562,600  NationsBank Corp.                                                                33,756,000
        637,700  PNC Bank Corp.                                                                   32,881,406
      2,898,450  Washington Mutual, Inc.                                                         186,225,413
                                                                                             ---------------
                                                                                                 793,910,795

Basic Industrial Products (0.4%)
------------------------------------------------------------------------------------------------------------
      1,326,000  General Signal Corp.                                                             51,714,000
      1,318,350  Hussmann International, Inc.                                                     17,962,519
                                                                                             ---------------
                                                                                                  69,676,519
Broadcasting (4.8%)
------------------------------------------------------------------------------------------------------------
     11,057,107  CBS Corp.                                                                       331,022,141
      4,589,546  Chancellor Media Corp.                                                          157,765,644
      3,099,853  Clear Channel Communications, Inc. +                                            238,688,681
      1,036,181  Heftel Broadcasting Corp. Class A +                                              47,405,281
        139,820  ProSieben Media AG (Germany) +                                                    6,917,242
         28,680  ProSieben Media AG 144A (Germany) +                                               1,426,710
        944,157  Sinclair Broadcast Group, Inc. Class A +                                         44,611,418
        955,600  Univision Communications Inc. Class A +                                          36,432,250
      2,015,000  Westwood One, Inc. + [SECTION MARK]                                              67,502,500
                                                                                             ---------------
                                                                                                 931,771,867

Building Products (0.4%)
------------------------------------------------------------------------------------------------------------
      1,450,000  Masco Corp.                                                                      71,412,500

Business Equipment and Services (0.1%)
------------------------------------------------------------------------------------------------------------
        328,994  Renaissance Worldwide, Inc.                                                      16,059,020

Business Services (6.4%)
------------------------------------------------------------------------------------------------------------
        308,869  Abacus Direct Corp. +                                                            10,347,112
        730,836  Accustaff, Inc. +                                                                18,819,027
        616,545  Affiliated Computer Services, Inc. Class A +                                     18,149,543
      1,356,746  Airgas, Inc. +                                                                   21,114,360
        444,591  Caribiner Intl., Inc. +                                                          14,004,617
     12,429,137  Cendant Corp. +                                                                 421,037,016
      1,698,600  Cintas Corp.                                                                     70,916,550
        744,075  Corestaff, Inc. +                                                                18,229,838
      5,201,770  Corporate Express, Inc. +                                                        46,003,153
      2,650,000  Deluxe Corp.                                                                     87,450,000
      1,374,526  Interim Services Inc. +                                                          32,816,808
      1,773,247  Interpublic Group of Cos., Inc.                                                  86,999,931
        659,566  Paychex, Inc.                                                                    31,535,499
     30,054,960  Rentokil Group PLC (United Kingdom)                                             140,606,908
      3,883,236  Robert Half International, Inc. +                                               149,989,991
        507,800  Select Appointments Holdings PLC ADR
                   (United Kingdom)                                                                9,902,100
      2,469,773  Serco Group PLC (United Kingdom) +                                               43,397,011
        682,100  Snyder Communications, Inc. +                                                    25,664,013
                                                                                             ---------------
                                                                                               1,246,983,477

Cable Television (2.7%)
------------------------------------------------------------------------------------------------------------
      1,179,850  HSN, Inc. +                                                                      56,264,097
      2,015,700  Tele-Comm Liberty Media Group, Inc. Class A +                                    72,187,256
     10,801,302  Tele-Communications, Inc. Class A +                                             302,436,456
      3,411,100  US West Media Group                                                             101,267,031
                                                                                             ---------------
                                                                                                 532,154,840

Chemicals (0.5%)
------------------------------------------------------------------------------------------------------------
      1,724,300  Raychem Corp.                                                                    64,337,944
        865,200  Witco Chemical Corp.                                                             35,040,600
                                                                                             ---------------
                                                                                                  99,378,544
Computer Services (4.0%)
------------------------------------------------------------------------------------------------------------
      1,748,997  America Online, Inc. +                                                          167,357,150
      2,272,396  Capita Group PLC (United Kingdom)                                                14,227,202
        356,509  CBT Group PLC ADR (Ireland) +                                                    32,397,755
        549,553  CheckFree Holdings Corp.                                                         13,601,437
      5,488,210  EMC Corp. +                                                                     178,709,838
      1,214,400  Galileo International, Inc. +                                                    35,824,800
      1,404,200  Getronics Electric N.V. (Netherlands)                                            47,533,055
        817,940  IDT Corp. +                                                                      20,652,985
      3,468,008  Keane, Inc. +                                                                   140,887,825
        386,500  Misys PLC (United Kingdom)                                                       14,723,920
      2,987,294  Sterling Commerce, Inc. +                                                       108,476,113
        105,100  Whittman-Hart, Inc. +                                                             3,047,900
                                                                                             ---------------
                                                                                                 777,439,980

Computer Software (9.0%)
------------------------------------------------------------------------------------------------------------
        309,065  Arbor Software Corp. +                                                           11,705,837
      2,454,214  BMC Software, Inc. +                                                            166,272,999
      3,450,654  Cadence Design Systems, Inc. +                                                   96,618,312
        198,055  Citrix Systems, Inc. +                                                           13,616,281
      8,949,515  Computer Associates International, Inc.                                         476,002,329
      6,464,630  Compuware Corp. +                                                               252,120,570
        338,152  Documentum, Inc. +                                                               12,173,472
      2,702,967  Electronic Arts, Inc. +                                                          97,137,877
        639,400  Geoworks +                                                                        3,826,409
      1,093,600  Industri-Matematik International Corp. (Sweden) + [SECTION MARK]                 28,707,000
        198,472  Information Management Resources, Inc.                                            7,244,228
      1,743,659  Intuit, Inc. +                                                                   65,169,255
        660,300  Lernout & Hauspie Speech Products N.V. (Belgium) +                               38,875,163
        395,019  Microsoft Corp. +                                                                58,931,897
      4,360,255  Parametric Technology Corp. +                                                   221,282,941
         79,503  PeopleSoft, Inc. +                                                                2,782,605
        668,500  Saville Systems Ireland PLC ADR (Ireland) +                                      27,241,375
        962,405  Security Dynamics Technologies, Inc. +                                           33,924,776
      2,291,000  SEMA Group PLC (United Kingdom)                                                  64,850,249
      1,487,298  Synopsys, Inc. +                                                                 46,013,282
        828,700  Vantive Corp. +                                                                  20,406,738
        302,423  Viasoft, Inc. +                                                                   9,129,394
                                                                                             ---------------
                                                                                               1,754,032,989

Consumer Services (0.4%)
------------------------------------------------------------------------------------------------------------
        411,000  Applied Graphics Technologies, Inc.                                              21,988,500
        935,500  Hillenbrand Industries, Inc.                                                     47,944,375
                                                                                             ---------------
                                                                                                  69,932,875

Containers (0.1%)
------------------------------------------------------------------------------------------------------------
        350,000  Temple Inland, Inc.                                                              19,425,000

Correctional Facilities (--%)
------------------------------------------------------------------------------------------------------------
        305,400  Wackenhut Corrections Corp. +                                                     7,787,700

Cosmetics (--%)
------------------------------------------------------------------------------------------------------------
        403,464  Thermolase Corp. +                                                                3,732,042
        292,948  ThermoLase Corp. Units +                                                          4,833,642
                                                                                             ---------------
                                                                                                   8,565,684

Education Services (0.1%)
------------------------------------------------------------------------------------------------------------
        525,172  Apollo Group, Inc. Class A +                                                     23,764,033

Electric Utilities (0.2%)
------------------------------------------------------------------------------------------------------------
      1,473,526  CalEnergy, Inc. +                                                                37,851,199

Electronic Components (0.2%)
------------------------------------------------------------------------------------------------------------
        314,800  Metromedia Fiber Network, Inc. Class A +                                          7,830,650
        345,877  Sanmina Corp. +                                                                  23,260,228
                                                                                             ---------------
                                                                                                  31,090,878

Electronics and Electrical Equipment (2.9%)
------------------------------------------------------------------------------------------------------------
      1,300,000  Applied Materials, Inc. +                                                        42,656,250
      2,883,600  General Electric Co.                                                            223,479,000
      2,250,000  Hewlett-Packard Co.                                                             135,000,000
        800,000  Micron Technology, Inc.                                                          27,700,000
        826,800  Sipex Corp. +                                                                    24,752,325
      1,461,930  Solectron Corp. +                                                                63,228,473
      1,947,100  Thermo Instrument Systems, Inc. +                                                56,709,288
                                                                                             ---------------
                                                                                                 573,525,336

Energy-Related (1.3%)
------------------------------------------------------------------------------------------------------------
        705,354  AES Corp. +                                                                      30,197,968
      5,663,826  Thermo Electron Corp. +                                                         220,889,214
                                                                                             ---------------
                                                                                                 251,087,182

Entertainment (0.2%)
------------------------------------------------------------------------------------------------------------
        431,100  ITT Corp. +                                                                      34,488,000

Environmental Control (1.0%)
------------------------------------------------------------------------------------------------------------
        250,700  Allied Waste Industries, Inc. +                                                   5,202,025
      1,500,000  Browning-Ferris Industries, Inc.                                                 51,843,750
      1,563,953  Philip Services Corp. (Canada) +                                                 12,902,612
      1,830,768  Republic Industries, Inc. +                                                      38,331,705
        206,746  U.S. Filter Corp. +                                                               6,719,245
      2,282,850  USA Waste Services, Inc. +                                                       83,894,738
                                                                                             ---------------
                                                                                                 198,894,075
Finance (5.0%)
------------------------------------------------------------------------------------------------------------
      3,274,210  American Express Co.                                                            274,010,449
      6,087,027  Freddie Mac                                                                     270,872,702
      4,205,160  Fannie Mae                                                                      259,668,630
      1,421,900  Morgan Stanley, Dean Witter, Discover and Co.                                    83,003,413
      2,862,542  TCF Financial Corp.                                                              91,422,435
                                                                                             ---------------
                                                                                                 978,977,629

Financial Services (3.0%)
------------------------------------------------------------------------------------------------------------
      1,643,700  Associates First Capital Corp.                                                  111,771,600
        479,718  Concord EFS, Inc. +                                                              12,352,739
        885,057  FIRSTPLUS Financial Group, Inc. +                                                26,883,606
      3,450,000  MBNA Corp.                                                                      107,165,625
      1,106,700  Providian Financial Corp.                                                        54,089,963
        119,600  Star Banc Corp.                                                                   6,585,475
      8,897,048  Tele-Communications TCI ventures Group Class A +                                262,462,916
                                                                                             ---------------
                                                                                                 581,311,924

Food and Beverages (2.2%)
------------------------------------------------------------------------------------------------------------
      1,607,900  Coca-Cola Enterprises, Inc.                                                      51,251,813
        981,200  General Mills, Inc.                                                              73,038,075
      3,257,300  PepsiCo, Inc.                                                                   117,466,381
      2,750,099  Sara Lee Corp.                                                                  150,052,277
      2,636,700  Whitman Corp.                                                                    43,835,138
                                                                                             ---------------
                                                                                                 435,643,684

Gaming (0.2%)
------------------------------------------------------------------------------------------------------------
      1,033,900  MGM Grand, Inc. +                                                                37,026,544

Gas Pipelines (0.1%)
------------------------------------------------------------------------------------------------------------
        410,700  El Paso Natural Gas Co.                                                          26,259,131

Gas Utilities (0.4%)
------------------------------------------------------------------------------------------------------------
      1,085,100  Columbia Gas System, Inc.                                                        82,331,963

Health Care (0.1%)
------------------------------------------------------------------------------------------------------------
        391,300  Concentra Managed Care, Inc.                                                     12,570,513

Health Care Information Systems (0.6%)
------------------------------------------------------------------------------------------------------------
      2,162,958  HBO & Co.                                                                       113,149,740

Health Care Services (1.3%)
------------------------------------------------------------------------------------------------------------
        611,293  ABR Information Services, Inc. +                                                 15,053,090
        438,200  CareMatrix Corp. +                                                               11,119,325
          2,996  Coram Healthcare Corp. +                                                              8,052
      2,836,698  HEALTHSOUTH Corp. +                                                              63,648,411
        123,400  Lincare Holdings, Inc. +                                                          7,542,825
        775,572  Renal Treatment Centers, Inc. +                                                  24,866,777
        909,500  Total Renal Care Holdings, Inc. +                                                22,112,219
      2,316,939  United Healthcare Corp.                                                         118,743,124
                                                                                             ---------------
                                                                                                 263,093,823

Hospital Management (0.4%)
------------------------------------------------------------------------------------------------------------
      3,575,696  Health Management Assoc., Inc. +                                                 85,593,211

Insurance (1.4%)
------------------------------------------------------------------------------------------------------------
        763,300  AFLAC Inc.                                                                       41,552,144
      1,964,900  American General Corp.                                                          110,771,238
        562,500  American International Group, Inc.                                               62,050,781
        902,000  AON Corp.                                                                        50,342,875
                                                                                             ---------------
                                                                                                 264,717,038

Leisure (0.1%)
------------------------------------------------------------------------------------------------------------
        294,280  Adidas AG 144A ADS (Germany)                                                     21,261,730
        138,600  Signature Resorts, Inc. +                                                         3,378,375
                                                                                             ---------------
                                                                                                  24,640,105

Lodging (0.7%)
------------------------------------------------------------------------------------------------------------
      2,764,883  Extended Stay America, Inc. +                                                    34,215,427
      1,392,800  Prime Hospitality Corp. +                                                        26,289,100
      1,684,343  Promus Hotel Corp. +                                                             76,111,249
                                                                                             ---------------
                                                                                                 136,615,776

Machinery (0.1%)
------------------------------------------------------------------------------------------------------------
        394,906  Sidel S.A. (France)                                                              26,215,420

Medical Management Services (--%)
------------------------------------------------------------------------------------------------------------
        105,200  NCS HealthCare, Inc. Class A +                                                    2,722,050

Medical Supplies and Devices (3.4%)
------------------------------------------------------------------------------------------------------------
        916,900  Bergen Brunswig Corp. Class A                                                    41,776,256
        796,247  Cytyc Corp. +                                                                    17,218,841
        469,235  Henry Schein, Inc. +                                                             15,484,755
        939,830  Johnson & Johnson                                                                62,909,871
        614,000  Lifecore Biomedical, Inc. + [SECTION MARK]                                       11,359,000
      1,568,234  Medtronic, Inc.                                                                  80,077,949
        410,000  Minimed, Inc. +                                                                  15,990,000
      1,569,695  Omnicare, Inc.                                                                   45,128,731
      1,113,927  Physician Sales & Service, Inc. +                                                20,607,650
      3,887,587  Stryker Corp.                                                                   143,597,745
        739,115  Sybron International Corp. +                                                     35,061,768
      2,403,093  Thermo Cardiosystems, Inc. +                                                     52,567,659
        399,050  Thermotrex Corp. +                                                                7,182,900
         31,285  Trex Medical Corp. +                                                                439,945
      2,687,400  Tyco International Ltd. +                                                       119,253,375
                                                                                             ---------------
                                                                                                 668,656,445
Metals and Mining (0.2%)
------------------------------------------------------------------------------------------------------------
        243,050  SGL Carbon AG (Germany)                                                          30,558,957

Networking Equipment (0.7%)
------------------------------------------------------------------------------------------------------------
        694,395  Cisco Systems, Inc. +                                                            43,790,285
      3,017,590  3Com Corp. +                                                                     99,769,069
                                                                                             ---------------
                                                                                                 143,559,354

Nursing Homes (0.3%)
------------------------------------------------------------------------------------------------------------
      1,390,800  Health Care & Retirement Corp. +                                                 55,197,375

Office Equipment (0.4%)
------------------------------------------------------------------------------------------------------------
      3,708,663  Viking Office Products, Inc. +                                                   86,226,415

Oil Services (0.4%)
------------------------------------------------------------------------------------------------------------
        501,736  BJ Services Co. +                                                                30,386,387
      1,869,150  Nabors Industries, Inc.                                                          44,742,778
                                                                                             ---------------
                                                                                                  75,129,165

Oil and Gas (3.6%)
------------------------------------------------------------------------------------------------------------
      1,033,612  British Petroleum PLC ADR (United Kingdom)                                       83,011,964
      1,578,250  Camco International, Inc.                                                        86,310,547
        900,000  Elf Aquitane ADR (France)                                                        50,906,250
      2,250,000  Halliburton Co.                                                                 101,109,375
      2,368,600  National-Oilwell, Inc. +                                                         62,767,900
      1,849,516  Schlumberger Ltd.                                                               136,286,210
      2,548,900  Total Corp. ADR (France)                                                        132,224,188
      2,249,750  Varco International, Inc. +                                                      46,119,875
                                                                                             ---------------
                                                                                                 698,736,309

Paper and Forest Products (0.7%)
------------------------------------------------------------------------------------------------------------
      1,741,200  Fort James Corp.                                                                 74,762,775
        371,400  Unisource Worldwide, Inc.                                                         5,269,238
      1,000,000  Weyerhaeuser Co.                                                                 49,812,500
                                                                                             ---------------
                                                                                                 129,844,513

Pharmaceuticals and Biotechnology (6.2%)
------------------------------------------------------------------------------------------------------------
        700,000  American Home Products Corp.                                                     66,806,250
      1,792,000  Bristol-Myers Squibb Co.                                                        178,640,000
        994,300  Dura Pharmaceuticals, Inc. +                                                     39,461,281
      1,010,422  Elan Corp. PLC ADR (Ireland) +                                                   52,478,793
        950,982  Gilead Sciences, Inc. +                                                          38,514,771
        609,400  Lilly (Eli) & Co.                                                                41,134,500
        211,300  Medicis Pharmaceutical Corp. Class A +                                            9,825,450
        155,500  Merck & Co., Inc.                                                                18,232,375
        100,250  Novartis AG ADR (Switzerland)                                                   171,837,738
        608,344  Parexel International Corp. +                                                    20,987,868
      1,491,000  Pfizer, Inc.                                                                    122,168,813
      2,625,151  Pharmacia & Upjohn, Inc.                                                        100,904,242
        672,724  Quintiles Transnational Corp. +                                                  25,605,557
      1,094,500  Schering-Plough Corp.                                                            79,214,438
        809,985  Sepracor, Inc. +                                                                 28,450,723
      1,701,000  Smithkline Beecham PLC ADR (United Kingdom)                                     107,269,313
        280,000  Transkaryotic Therapies, Inc. (Malaysia) +                                        9,695,000
        803,627  Vertex Pharmaceuticals, Inc. +                                                   31,542,360
        406,300  Warner-Lambert Co.                                                               61,148,150
                                                                                             ---------------
                                                                                               1,203,917,622

Publishing (1.8%)
------------------------------------------------------------------------------------------------------------
        500,000  Gannett Co., Inc.                                                                30,250,000
      1,100,000  Harcourt General, Inc.                                                           58,643,750
        500,000  McGraw-Hill, Inc.                                                                34,906,250
        488,935  Peterson Companies, Inc. Class A +                                               11,245,505
      1,250,000  Tribune Co.                                                                      75,937,500
        972,698  Wolters Kluwer N.V. (Netherlands)                                               131,611,416
                                                                                             ---------------
                                                                                                 342,594,421

Railroads (0.3%)
------------------------------------------------------------------------------------------------------------
        300,000  Burlington Northern Santa Fe Corp.                                               26,025,000
        492,900  GATX Corp.                                                                       35,766,056
                                                                                             ---------------
                                                                                                  61,791,056

Restaurants (0.7%)
------------------------------------------------------------------------------------------------------------
      1,017,900  Cracker Barrel Old Country Store, Inc.                                           35,244,788
      9,412,820  J.D. Wetherspoon PLC (United Kingdom)                                            44,535,346
        798,900  Landry's Seafood Restaurants, Inc. +                                             17,675,663
        826,410  Papa Johns International, Inc. +                                                 28,614,446
      1,006,400  PizzaExpress PLC (United Kingdom)                                                11,280,139
                                                                                             ---------------
                                                                                                 137,350,382

Retail (11.7%)
------------------------------------------------------------------------------------------------------------
      1,529,800  Albertsons, Inc.                                                                 72,952,338
      1,566,825  Bed Bath & Beyond, Inc. +                                                        62,085,441
      1,055,493  Borders Group, Inc.                                                              34,039,649
      1,837,751  CompUSA, Inc. +                                                                  56,855,422
        542,111  Consolidated Stores Corp. +                                                      22,294,315
      8,463,062  Costco Companies, Inc. +                                                        367,085,314
      1,460,520  CVS Corp.                                                                        95,755,343
      1,800,000  Dayton Hudson Corp.                                                             129,487,500
      7,411,849  Dixons Group PLC (United Kingdom)                                                59,434,302
        720,875  Dollar General Corp.                                                             26,221,828
      1,542,424  Dollar Tree Stores, Inc.                                                         65,649,422
      2,000,000  Federated Department Stores, Inc. +                                              84,750,000
      1,683,834  Fred Meyer, Inc. +                                                               62,091,379
      2,083,100  General Nutrition Companies, Inc. +                                              75,121,794
      1,634,600  Home Depot, Inc. (The)                                                           98,586,813
      2,732,717  Kohls Corp. +                                                                   189,582,242
      1,450,000  Lowe's Cos., Inc.                                                                73,315,625
        358,200  Michaels Stores, Inc.                                                            11,014,650
      3,361,650  Office Depot, Inc. +                                                             74,796,713
      8,045,553  Officemax, Inc. +                                                               117,666,213
      1,100,000  Payless Shoesource, Inc. +                                                       71,568,750
        785,137  Payment Services, Inc. +                                                         10,942,847
        970,179  Petco Animal Supplies, Inc. +                                                    23,890,658
        430,000  Rexall Sundown, Inc. +                                                           14,861,875
      2,283,500  Rite Aid Corp.                                                                  142,576,031
      5,181,100  Starbucks Corp. +                                                               189,433,969
        751,670  Williams-Sonoma, Inc. +                                                          31,992,954
        689,935  Wolverine World Wide, Inc.                                                       18,628,245
                                                                                             ---------------
                                                                                               2,282,681,632

Satellite Services (0.5%)
------------------------------------------------------------------------------------------------------------
      2,201,600  PanAmSat Corp. +                                                                 99,347,200

Semiconductors (2.9%)
------------------------------------------------------------------------------------------------------------
      1,338,127  Altera Corp. +                                                                   45,830,850
      1,805,047  Analog Devices, Inc. +                                                           53,248,887
        122,600  Galileo Technology Ltd. (Israel) +                                                4,566,850
        356,934  Lattice Semiconductor Corp. +                                                    16,463,581
      2,353,563  Linear Technology Corp.                                                         155,923,549
      4,715,362  Maxim Integrated Products Inc. +                                                163,269,409
      1,700,000  National Semiconductor Corp. +                                                   47,812,500
      1,400,000  Texas Instruments, Inc.                                                          76,475,000
        312,600  Xilinx, Inc. +                                                                   11,859,263
                                                                                             ---------------
                                                                                                 575,449,889

Specialty Consumer Products (1.2%)
------------------------------------------------------------------------------------------------------------
        846,593  Central Garden and Pet Co. +                                                     26,032,735
      1,701,497  Fastenal Co.                                                                     74,759,524
        880,198  Luxottica Group S.P.A. ADR (Italy)                                               60,733,662
      1,901,400  Mattel, Inc.                                                                     77,006,700
                                                                                             ---------------
                                                                                                 238,532,621

Steel (0.1%)
------------------------------------------------------------------------------------------------------------
      1,001,100  Lone Star Technologies, Inc. +                                                   28,969,331

Supermarkets (0.1%)
------------------------------------------------------------------------------------------------------------
         31,150  Carrefour Supermarche SA (France)                                                16,817,240

Telecommunication Equipment (0.7%)
------------------------------------------------------------------------------------------------------------
        949,100  Advanced Fibre Communications +                                                  28,235,725
         57,375  Excel Switching Corp. +                                                           1,104,469
        756,428  P-Com, Inc. +                                                                    14,750,346
        462,550  Premisys Communications, Inc. +                                                  13,211,584
        557,689  Qwest Communications International, Inc. +                                       39,526,208
        152,700  Tekelec +                                                                         4,953,206
        687,662  Tellabs, Inc. +                                                                  35,199,699
                                                                                             ---------------
                                                                                                 136,981,237
Telecommunications (0.2%)
------------------------------------------------------------------------------------------------------------
        344,400  RSL Communications, Inc.                                                          7,662,900
        589,000  Southern New England Telecommunications Corp.                                    38,358,625
                                                                                             ---------------
                                                                                                  46,021,525

Telephone Services (1.5%)
------------------------------------------------------------------------------------------------------------
        460,945  Intermedia Communications, Inc. +                                                28,348,118
      1,321,600  McLeod, Inc. Class A +                                                           45,512,600
         81,400  NEXTLINK Communications, Inc. Class A +                                           2,024,825
      1,052,100  SBC Communications, Inc.                                                         81,800,775
      2,176,000  Sprint Corp.                                                                    129,200,000
        517,180  Tel-Save Holdings, Inc. +                                                        12,283,025
                                                                                             ---------------
                                                                                                 299,169,343

Telephone Utilities (0.5%)
------------------------------------------------------------------------------------------------------------
      1,523,400  American Telephone & Telegraph Co.                                               95,402,925

Trucking (0.2%)
------------------------------------------------------------------------------------------------------------
      1,300,000  Ryder System, Inc.                                                               43,550,000

Wireless Communications (1.1%)
------------------------------------------------------------------------------------------------------------
        558,080  Clearnet Communications, Inc. Class A, (Canada) +                                 6,627,200
      6,384,009  NEXTEL Communications, Inc. Class A +                                           174,363,246
        683,419  Teleport Communications Group Inc. Class A +                                     38,143,323
                                                                                             ---------------
                                                                                                 219,133,769
                                                                                             ---------------
                 Total Common Stocks (cost $13,539,463,472)                                  $18,837,956,043

CONVERTIBLE BONDS AND NOTES (--%) * (cost $8,241,000)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
 $ 8,000,000     Signature Resorts, Inc. cv. sub. notes 5 3/4s, 2007                          $    8,160,000

SHORT-TERM INVESTMENTS (3.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $25,000,000  American Home Products effective yield of 5.68s,
                   February 9, 1998                                                           $   24,964,500
     25,000,000  Credit Suisse First Boston effective yield of 5.71s,
                   March 4, 1998                                                                  24,877,076
     21,000,000  Freddie Mac effective yield of 5.58s, March 9, 1998                              20,879,565
     20,000,000  Fannie Mae effective yield of 5.66s, February 18, 1998                           19,943,400
     50,000,000  Fannie Mae effective yield of 5.62s, March 10, 1998                              49,703,389
     25,000,000  Fannie Mae effective yield of 5.59s, March 24, 1998                              24,798,139
     25,000,000  Fannie Mae effective yield of 5.57s, April 28, 1998                              24,663,479
     25,000,000  Ford Motor Credit Co. effective yield of 5.72s,
                   March 23, 1998                                                                 24,797,417
     25,000,000  General Electric Capital Corp. effective yield of 5 3/4s,
                   February 23, 1998                                                              24,908,160
     50,000,000  General Motors Acceptance Corp effective yield of 5 1/2s,
                   February 17, 1998                                                              49,870,139
     50,000,000  Morgan (J.P) & Co Inc. effective yield of 5.67s,
                   April 17, 1998                                                                 49,401,500
     50,000,000  Lloyds Bank PLC effective yield of 5.42s, April 7, 1998                          49,503,167
     25,000,000  Merrill Lynch & Co Inc effective yield of 5.71s,
                   March 11, 1998                                                                 24,845,354
     30,000,000  Merrill Lynch & Co Inc effective yield of 5.45s,
                   April 27, 1998                                                                 29,609,417
     36,467,000  Metlife Funding Inc. effective yield of 5.73s,
                   March 25, 1998                                                                 36,159,370
     25,000,000  Metlife Funding Inc. effective yield of 5.72s,
                   February 12, 1998                                                              24,952,333
     20,000,000  National Rural Utilities effective yield of 5.67s,
                   March 24, 1998                                                                 19,836,200
     30,000,000  Preferred Receivables Funding effective yield of 5.87s,
                   February 5, 1998                                                               29,975,542
     50,000,000  Societe Generale N.A. Inc 5.72s, March 16, 1998                                  49,650,444
     91,000,000  Interest in $750,000,000 joint repurchase agreement dated January 30, 1998 with Goldman, Sachs & Co.
                   due February 2, 1998 with respect to various
                   U.S. Treasury obligations -- maturity value
                   of $91,042,391 for an effective yield of 5.59%                                 91,028,261
                                                                                             ---------------
                 Total Short-Term Investments (cost $694,366,852)                            $   694,366,852
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $14,242,071,324) ***                                $19,540,482,895
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $19,532,129,462.

*** The aggregate identified cost on a tax basis is $14,280,505,822, resulting in gross unrealized appreciation and depreciation of $5,732,351,712 and $472,374,639, respectively, or net unrealized appreciation of $5,259,977,073.

  + Non-income-producing security.

[SECTIONMARK] Affiliated Companies. (Note 5)

144A after the name of a security represents those exempt from registration under Rule 144A of the
Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or ADS after the name of a foreign holding stands for American Depository Receipts or
American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities
January 31, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $14,242,071,324) (Note 1)                                          $19,540,482,895
---------------------------------------------------------------------------------------------------
Cash                                                                                        215,425
---------------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                                9,577,857
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   41,221,470
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          128,089,035
---------------------------------------------------------------------------------------------------
Total assets                                                                         19,719,586,682

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        124,349,331
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               23,918,591
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                             23,100,089
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                7,229,454
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                              100,039
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  4,892
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    7,632,742
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                    1,122,082
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       187,457,220
---------------------------------------------------------------------------------------------------
Net assets                                                                          $19,532,129,462

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                     $13,942,790,974
---------------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                                (44,571,665)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)                                              335,521,993
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                      5,298,388,160
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $19,532,129,462

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($11,790,349,439 divided by 620,337,382 shares)                                              $19.01
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $19.01)*                                      $20.17
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($6,213,756,723 divided by 345,496,105 shares)**                                             $17.99
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($271,586,209 divided by 14,540,829 shares)                                                  $18.68
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.68)*                                      $19.36
---------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,256,437,091 divided by 65,263,702 shares)                                                $19.25
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended January 31, 1998 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $13,198)                                           $   55,992,888
--------------------------------------------------------------------------------------------------
Interest                                                                                13,559,102
--------------------------------------------------------------------------------------------------
Total investment income                                                                 69,551,990

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        45,633,014
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          21,584,214
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                         125,090
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            29,518
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   14,390,326
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   29,665,030
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      873,203
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    286,526
--------------------------------------------------------------------------------------------------
Registration fees                                                                          450,265
--------------------------------------------------------------------------------------------------
Auditing                                                                                    59,592
--------------------------------------------------------------------------------------------------
Legal                                                                                       58,142
--------------------------------------------------------------------------------------------------
Postage                                                                                  1,613,934
--------------------------------------------------------------------------------------------------
Other                                                                                      929,187
--------------------------------------------------------------------------------------------------
Total expenses                                                                         115,698,041
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (1,592,137)
--------------------------------------------------------------------------------------------------
Net expenses                                                                           114,105,904
--------------------------------------------------------------------------------------------------
Net investment loss                                                                    (44,553,914)
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3, and 5) (including realized
loss of $2,133,907 on sales of investments in affiliated issuers)                    1,054,190,523
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Notes 1 and 3)                         (11,891)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                        19,390
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                          (296,200,251)
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                757,997,771
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $  713,443,857
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                         January 31            July 31
                                                                                               1998*              1997
                                                                                --------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                 $   (44,553,914)   $   (32,079,897)
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                         1,054,178,632        574,607,164
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                       (296,180,861)     3,610,018,684
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                                               713,443,857      4,152,545,951
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (699,632,778)      (548,605,542)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                            (385,914,127)      (281,238,919)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                             (15,957,070)        (8,171,341)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                             (73,035,441)       (52,119,074)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                     1,900,834,668      3,295,035,279
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          1,439,739,109      6,557,446,354

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  18,092,390,353     11,534,943,999
----------------------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment loss of $44,571,665
and $17,751, respectively)                                                          $19,532,129,462    $18,092,390,353
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                     January 31
operating performance         (Unaudited                                        Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $19.49           $15.73           $14.42           $11.19           $11.02            $9.67
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)        (.02)(d)           --(d)          (.02)(d)          .02             (.02)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .75             4.85             2.19             3.72              .65             1.89
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .73             4.85             2.17             3.74              .63             1.87
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.21)           (1.09)            (.86)            (.51)            (.46)            (.52)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.21)           (1.09)            (.86)            (.51)            (.46)            (.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $19.01           $19.49           $15.73           $14.42           $11.19           $11.02
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           3.98*           32.22            15.49            34.72             5.49            19.69
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $11,790,349      $11,158,273       $7,332,248       $4,895,180       $3,051,878       $2,403,332
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .50*            1.02             1.03             1.07             1.10             1.12
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)    (.12)*             --             (.10)             .17             (.18)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             32.42*           59.77            57.92            65.43            57.74            64.62
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                    $0.0510          $0.0546
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is requried for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                     January 31
operating performance         (Unaudited)                                       Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $18.57           $15.15           $14.01           $10.97           $10.89            $9.63
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)        (.09)(d)         (.12)(d)         (.13)(d)         (.06)            (.05)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .72             4.63             2.13             3.61              .59             1.81
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .63             4.51             2.00             3.55              .54             1.78
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.21)           (1.09)            (.86)            (.51)            (.46)            (.52)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.21)           (1.09)            (.86)            (.51)            (.46)            (.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $17.99           $18.57           $15.15           $14.01           $10.97           $10.89
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           3.63*           31.17            14.70            33.65             4.71            18.79
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $6,213,757       $5,664,375       $3,405,318       $1,870,370         $911,069         $408,361
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .88*            1.77             1.78             1.82             1.84             1.87
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)    (.50)*           (.75)            (.85)            (.58)            (.91)            (.91)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             32.42*           59.77            57.92            65.43            57.74            64.62
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                    $0.0510          $0.0546
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is requried for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                       January 31                                       Dec. 1, 1994+
operating performance                                           (Unaudited)             Year ended July 31         to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $19.22           $15.60           $14.37           $11.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          (.07)(d)         (.08)(d)         (.09)(d)         (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .74             4.79             2.18             3.10
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .67             4.71             2.09             3.09
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $18.68           $19.22           $15.60           $14.37
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             3.72*           31.57            14.97            27.42*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $271,586         $208,656          $87,782          $19,004
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .75*            1.52             1.50             1.06*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                      (.37)*           (.50)            (.57)            (.24)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               32.42*           59.77            57.92            65.43
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                      $0.0510          $0.0546
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is requried for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                      January 31                                                      March 31, 1994+
operating performance                          (Unaudited)                       Year ended July 31                to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $19.70           $15.85           $14.48           $11.22           $11.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                           --(d)           .04(d)           .02(d)           .03               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .76             4.90             2.21             3.74             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .76                                                                (.02)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.21)           (1.09)            (.86)            (.51)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.21)           (1.09)            (.86)            (.51)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $19.25           $19.70           $15.85           $14.48           $11.22
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            4.09*           32.56            15.85            34.90            (0.18)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,256,437       $1,061,087         $709,595         $351,817          $82,102
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .38*             .77              .77              .83              .31*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                       --*             .25              .15              .39             (.05)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              32.42*           59.77            57.92            65.43            57.74
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                     $0.0510          $0.0546
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is requried for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Notes to financial statements
January 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class M, and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds an other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over the counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended January 31, 1998, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended January 31, 1998, fund expenses were reduced by $1,592,137 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $13,060 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B, and class M shares, respectively.

For the six months ended January 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $2,592,061 and $64,139 from the sale of class A and class M shares, respectively and received $3,353,985 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended January 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $29,148 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended January 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $6,112,945,824 and $5,902,267,623, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At January 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                         January 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      82,978,374   $1,611,681,150
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    37,006,049      676,469,775
------------------------------------------------------------
                                119,984,423    2,288,150,925

Shares
repurchased                     (72,212,691)  (1,406,542,975)
------------------------------------------------------------
Net increase                     47,771,732     $881,607,950
------------------------------------------------------------

                                           Year ended
                                          July 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                     234,017,903   $3,953,449,438
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    32,563,535      527,855,140
------------------------------------------------------------
                                266,581,438    4,481,304,578

Shares
repurchased                    (160,170,443)  (2,692,322,364)
------------------------------------------------------------
Net increase                    106,410,995   $1,788,982,214
------------------------------------------------------------

                                         Six months ended
                                         January 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      42,066,932     $777,086,586
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    20,773,118      359,581,843
------------------------------------------------------------
                                 62,840,050    1,136,668,429

Shares
repurchased                     (22,307,562)    (411,084,107)
------------------------------------------------------------
Net increase                     40,532,488     $725,584,322
------------------------------------------------------------

                                           Year ended
                                          July 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                     105,067,672   $1,702,505,550
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    16,881,432      261,999,265
------------------------------------------------------------
                                121,949,104    1,964,504,815

Shares
repurchased                     (41,818,952)    (673,171,844)
------------------------------------------------------------
Net increase                     80,130,152   $1,291,332,971
------------------------------------------------------------

                                         Six months ended
                                         January 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,657,881      $89,953,929
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       842,424       15,146,869
------------------------------------------------------------
                                  5,500,305      105,100,798

Shares
repurchased                      (1,816,193)     (34,858,904)
------------------------------------------------------------
Net increase                      3,684,112      $70,241,894
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       7,188,244     $121,126,210
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       474,478        7,605,878
------------------------------------------------------------
                                  7,662,722      128,732,088

Shares
repurchased                      (2,432,366)     (40,629,278)
------------------------------------------------------------
Net increase                      5,230,356      $88,102,810
------------------------------------------------------------

                                         Six months ended
                                         January 31, 1998
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                      14,550,764     $289,896,639
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,945,854       73,035,441
------------------------------------------------------------
                                 18,496,618      362,932,080

Shares
repurchased                      (7,099,831)    (139,531,578)
------------------------------------------------------------
Net increase                     11,396,787     $223,400,502
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                      31,072,579     $513,070,605
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,185,837       52,119,074
------------------------------------------------------------
                                 34,258,416      565,189,679

Shares
repurchased                     (25,162,721)    (438,572,395)
------------------------------------------------------------
Net increase                      9,095,695     $126,617,284
------------------------------------------------------------



Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                                    Purchase           Sales      Dividend           Market
Affiliates                              cost            cost        Income            Value
------------------------------------------------------------------------------------------------
Name of Affiliates
------------------------------------------------------------------------------------------------
Geoworks                         $        --       2,730,587    $       --     $  3,826,409

Industri-Matematik Intl Corp.     22,132,472              --            --       28,707,000

LifeCore Biomedical, Inc.                 --              --            --       11,359,000

Petco Animal Supplies, Inc.               --              --            --       23,890,658

Starbucks Corp.                   24,342,607              --            --      189,433,969

TMP Worldwide, Inc.                       --              --            --       10,768,041

WestWood One, Inc.                        --              --            --       67,502,500
-------------------------------------------------------------------------------------------------
  Totals                         $46,475,079      $2,730,587    $       --     $335,487,577
-------------------------------------------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

John J. Morgan, Jr.
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Roland W. Gillis
Vice President and Fund Manager

Charles H. Swanberg
Vice President and Fund Manager

Robert R. Beck
Vice President and Fund Manager

Michael E. Nance
Vice President and Fund Manager

Michael Stack
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam
Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit
Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency;
and involve risk, including the possible loss of the principal amount invested.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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SA016 40520-007/883/530   3/98



PUTNAM INVESTMENTS                                  [SCALE LOGO OMITTED]
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Putnam Voyager Fund
Supplement to Report dated 1/31/98

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings.
Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the report.

RESULTS AT A GLANCE
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Total return for periods ended 1/31/98:             NAV

                                                      4.09%
1 year                                               20.69
Five years                                          139.15
Annual average                                       19.05
10 years                                            474.38
Annual average                                       19.10
Life of fund
Annual average                                       14.09
(since class A inception, 4/1/69)
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Share value:                                        NAV

7/31/97                                             $19.70
1/31/98                                             $19.25
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Distributions:     No. 1      Income 0.00     Capital gains     Total
                              Short term          .096          1.207
                              Long term          1.111
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Please note that past performance does not indicate future results.
Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.




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